--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                              September 18, 1998

Dear Shareholder:

   We are pleased to present our Quarterly Report to shareholders for the three months ended July 31, 1998. The report includes a summary of developments in bond and currency markets in Australia, Canada, New Zealand and the United Kingdom.

INVESTMENT MARKETS

   The strength of the US dollar had a negative impact on the performance of the Fund over the three months to July 31, 1998, appreciating against all Commonwealth currencies.

   The New Zealand bond market was the best performer of the Commonwealth markets in local currency terms over the three months to July 31, 1998. The market rallied strongly due to weakness in domestic conditions. Ten-year Government bond yields fell 0.62% to 6.14% over the period. However, the weak economic conditions caused the New Zealand dollar to depreciate against the US dollar. Over the quarter, the currency fell 8.0% to US 51 cents, detracting from the performance of the Fund.

   The Australian bond market strengthened over the three months to July 31, 1998, with ten-year government bond yields falling from 5.77% to 5.57%. UK bond rates also fell over the quarter. The Canadian bond market lagged the other Commonwealth markets, with ten-year bond yields moving up from 5.38% to 5.46%.

INVESTMENT PERFORMANCE

   The Fund's total return based on Net Asset Value ('NAV') was -4.2% over the three months and -3.2% over the year to July 31, 1998. The Fund's total return based on share price was -0.2% for the three months and -3.7% for the year. The NAV and share price performance both assume reinvestment of distributions.

   The Fund continues to maintain a high quality portfolio, with 95% of assets invested in securities where either the issue or the issuer is rated at least 'AA' by Standard & Poor's Ratings Group or 'Aa' by Moody's Investors Service or, if unrated, is judged to be of equivalent quality by the Investment Manager.

DISTRIBUTIONS

   Distributions to common shareholders for the year to July 31, 1998, totalled US 97 cents per share. Based on the share price of US$10.94 at July 31, 1998, the cash distribution rate over the last 12 months was 8.9%. Since all distributions are paid after deducting applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the distribution rate is higher for those US investors who are able to claim a tax credit.

   At its meeting held on September 10, 1998, the Board of Directors resolved to continue paying a monthly distribution of US 7.75 cents per share through to December when the Board will review the position at its next quarterly meeting. The Board intends to maintain future distributions at as high a level as is practicable in the current economic climate.

--------------------------------------------------------------------------------
                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

   We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan') which allows you to automatically re-invest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. As a participant in the Plan, you will also have the convenience of:

   AUTOMATIC REINVESTMENT -- the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

   LOWER COSTS -- shares purchased on your behalf under the Plan will be at reduced brokerage rates;

   CONVENIENCE -- the Plan Agent will hold your shares in uncertificated form and will provide a detailed record of your holdings at the end of each distribution period.

   If you would like further information on the Plan, please contact State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, Tel:
1-800-426-5523.

   For information on the Fund including weekly updates of share price, NAV, and details of recent distributions, please telephone Investor Relations, toll free on 1-800-543-6217 in the United States.

Yours sincerely,


Brian M. Sherman                                    Laurence S. Freedman
Chairman                                            President

--------------------------------------------------------------------------------
                        REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------

PERFORMANCE

DISTRIBUTIONS

   During the 12 months to July 31, 1998, the Fund paid a total of US 97 cents per share in distributions, consisting of 8 monthly payments of US 8.25 cents per share and four monthly payments of US 7.75 cents per share. The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains if required. The Board revised the current monthly distribution of US 8.25 cents per share in March 1998 down to US 7.75 cents per share with effect from the distribution payable on April 9, 1998. The current distribution rate of US 7.75 cents per share per month will be reviewed at the next meeting of the Board to be held in December 1998.

   Based upon the July 31, 1998 share price of US$10.94, and total distributions of US 97 cents per share paid over the past 12 months, the Fund provided a cash distribution rate of 8.9%. At the date of this report, with the share price at US$10.56 and monthly distributions at US 7.75 cents per share, the annualized cash distribution rate to shareholders is 8.8% per annum. Since all distributions are paid after deducting applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the distribution rate is higher for those US investors who are able to claim a tax credit.

NET ASSET VALUE (NAV) PERFORMANCE

   The Fund's Net Asset Value per share at July 31, 1998 was US$12.57. The Fund's total return based on NAV was -4.2% over the three months and -3.2% over the year to July 31, 1998. Since inception, the Fund's average NAV return was 7.6% per annum. All figures assume reinvestment of distributions. At the date of this report, the NAV per share was US$12.88.

SHARE PRICE PERFORMANCE

   As of July 31, 1998, the Fund's share price as quoted on the New York Stock Exchange was US$10.94, which represented a discount of 13.0% to the NAV of US$12.57. The total investment return, based on the Fund's share price, assuming reinvestment of distributions, was -0.2% over the three months and -3.7% over the year to July 31, 1998. Since inception, the average share price return was 4.0% per annum. At the date of this report, the share price was US$10.56, representing a discount of 18.0% to NAV.

AUCTION MARKET PREFERRED STOCK (AMPS)

   The Fund's US$30 million of AMPS continue to be well bid at the weekly auctions, maintaining a lower interest rate on average compared to the 30-day Commercial Paper rate. The average interest rate of auction results over the quarter was 5.3% compared with 5.5% for 30-day commercial paper over the same period.

   Holders of Common Stock have generally benefited from the Fund's issuance of the AMPS which commenced in 1992. Since the fiscal quarter beginning August 1, 1997, however, the shrinking yield differential between Australian, New Zealand and Canadian interest rates versus those available in the US and depreciating Australian, New Zealand and Canadian dollars have resulted in the AMPS having a negative impact on the total return to holders of Common Stock. Because the Investment Manager's and the Investment Adviser's fees are based on the average net assets of the Fund, which include the AMPS, the Investment Manager and Investment Adviser have benefited from the Fund's determination not to redeem the AMPS.

PORTFOLIO COMPOSITION

   The following table and chart show the geographical composition of the portfolio, expressed as a percentage of the portfolio's total investments. The figures are based on the currencies in which the portfolio is invested.
   TABLE 1: THE FIRST COMMONWEALTH FUND, INC. -- GEOGRAPHIC ASSET ALLOCATION


                       COMMENCEMENT OF OPERATIONS*      JANUARY 31, 1998      APRIL 30, 1998     JULY 31, 1998
 Australia                                      44.7%                 24.9%              25.5%             25.5%
 Canada                                         17.9%                 29.8%              30.9%             30.9%
 New Zealand                             --                            9.3%               9.2%              9.3%
 United Kingdom                                 36.4%                 35.6%              33.4%             34.1%
 United States**                                 1.0%                  0.4%               1.0%              0.2%
 TOTAL FUND                                    100.0%                100.0%             100.0%            100.0%

 *February 28, 1992.
**It is the policy of the Investment Manager to maintain a portion of the Fund's investments in US short-term securities to cover distributions and expenses.
                       THE FIRST COMMONWEALTH FUND, INC.
                       ASSET ALLOCATION AT JULY 31, 1998

[PIE CHART DEPICTING THE GEOGRAPHICAL ASSET ALLOCATION
OUTLINED IN THE TABLE ABOVE]

MATURITY COMPOSITION

   The following table shows the maturity composition of the portfolio. At July 31, 1998, the average maturity of the Fund's assets was 7.8 years, compared with
7.8 years on April 30, 1998 and 7.2 years at July 31, 1997.
TABLE 2: THE FIRST COMMONWEALTH FUND, INC. -- MATURITY ANALYSIS -- JULY 31, 1998

                      LESS THAN 1 YEAR        1 - 5 YEARS         5 - 10 YEARS        OVER 10 YEARS
 Australia                    10.8%                40.3%                41.0%                7.9%
 Canada                       13.0%                39.0%                16.4%               31.6%
 New Zealand                  14.6%                35.8%                49.6%              --
 United Kingdom                7.1%                17.4%                48.2%               27.3%
 United States               100.0%               --                   --                  --
 TOTAL FUND                   10.8%                31.5%                36.6%               21.1%

   The following table shows the sectoral exposure of the portfolio, spread between the various securities offered in the Commonwealth bond markets.
 TABLE 3: THE FIRST COMMONWEALTH FUND, INC. -- SECTORAL COMPOSITION -- JULY 31,
                                      1998

                     SOVEREIGN GOVT. STATE/ PROVINCE                                        CASH OR
                          BONDS           BONDS          EUROBONDS     CORPORATE BONDS    EQUIVALENT
 Australia                  11.2%            5.0%             4.9%             3.2%             1.2%
 Canada                     18.4%            3.4%             5.4%             1.3%             2.4%
 New Zealand                 4.8%          --                 3.0%             1.2%             0.3%
 United Kingdom             18.5%          --                14.3%           --                 1.3%
 United States             --              --               --               --                 0.2%
 TOTAL FUND                 52.9%            8.4%            27.6%             5.7%             5.4%

QUALITY OF INVESTMENTS

   At July 31, 1998, 95% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least 'AA' by Standard & Poor's Ratings Group or 'Aa' by Moody's Investors Service or, if unrated, was judged to be of equivalent quality by the Investment Manager. The remainder of the Fund was invested in securities where the issue or the issuer was rated, or deemed to be at least equivalent to, 'A' quality.
  TABLE 4: THE FIRST COMMONWEALTH FUND, INC. -- ASSET QUALITY -- JULY 31, 1998


                       AAA                 AA                  A
 Australia             74.6%               25.4%              --
 Canada                 6.8%               88.1%               5.1%
 New Zealand           76.4%               17.4%               6.2%
 United Kingdom        56.5%               34.5%               9.0%
 TOTAL FUND            48.1%               46.6%               5.3%


                       THE FIRST COMMONWEALTH FUND, INC.
                       QUALITY OF ASSETS AT JULY 31, 1998

[PIE CHART DEPICTING THE QUALITY OF ASSETS OUTLINED IN THE TABLE ABOVE]

--------------------------------------------------------------------------------
               ECONOMIC, FIXED-INCOME AND CURRENCY MARKET REVIEW
--------------------------------------------------------------------------------

AUSTRALIA

Economy

   The pace of growth in the Australian economy has eased from the 3.1% recorded over 1997, primarily reflecting the impact of Asia. Domestic demand has been the key driver of growth to date, as low inflation, low interest rates and solid wages growth have underpinned real household disposable income, consumption and the housing sector. Most indicators point to a slowing in the pace of growth, with lower levels of confidence and a softening labor market likely to play key roles.

   The redirection of exports to alternate markets outside Asia has been reasonably successful, whilst the decline in Asian demand should bottom out as raw material stockpiles are run down. This suggests that net exports should improve and the deterioration in the current account deficit may have a peaked at around 5.5% of GDP.

   Underlying inflation remains in check and below the Reserve Bank's 2 to 3% target band. As the impact of the weaker currency flows through, underlying inflation is expected to drift back towards 2.5%.

Fixed Income

   The Australian bond market experienced volatile conditions in the three months to July, with ten-year bond yields ending the period down 0.20% at 5.57% after trading in a 5.30% to 5.80% range.

   The Australian bond market continued to assess the impact of Asia on domestic growth, and to search for reasons to justify another cut in official interest rates. This led to a bond rally in the early part of the quarter. However, June saw a change in sentiment, with ongoing weakness in the Australian dollar triggering fears of an official interest rate hike by the Reserve Bank of Australia, placing upward pressure on bond yields.

Currency

   The Australian dollar depreciated 6.9% against the US dollar over the quarter and on July 31, 1998 was trading at US 61 cents.

   As the Yen weakened towards the key 150 level against the US dollar, the Australian dollar traded to a low of US 57.99 cents. The Australian dollar then found good support, recovering from its lows following joint intervention by the US Federal Reserve and the Bank of Japan to support the weakening Yen.

   On the day of this report, the Australian dollar was trading at US 59 cents.

CANADA

Economy

   The Canadian economy remained comparatively robust and notwithstanding the weaker Canadian dollar, inflation stayed very low. The Manager expects Canadian growth to decelerate during the remainder of 1998, with relatively little impact from weaker Asian demand. Any increase in official interest rates to counter currency weakness is likely to be modest with inflation at the lower end of the Bank of Canada's 1 to 3% target range.

Fixed Income

   The Canadian bond market gave up a little ground over the three month period, responding to concerns that Canadian dollar weakness would lead the Bank of Canada to tighten monetary policy.

Currency

   The Canadian dollar depreciated by 4.7% against the US dollar over the period and was mostly weaker against major European currencies, but firmer against the Yen. At the end of July, the currency was trading at US 66 cents. On the day of this report, the Canadian dollar was trading at US 65 cents.

NEW ZEALAND

Economy

   The pace of growth in New Zealand has weakened substantially over the past year, with data releases and expectations suggesting the economy is now in technical recession. Whilst the external sector has reflected the impact of Asia, the domestic economy, particularly the housing and retail sectors, has been subdued by high short-term interest rates. Easing monetary conditions should support a recovery in growth by late 1998/early 1999.

Fixed Income

   The New Zealand bond market rallied strongly over the three months to July 31, 1998, with 10-year Government bond yields falling 0.62% over the period. The main driver was the weakness in domestic economic conditions, and particularly the release of GDP data for the March quarter showing a 0.9% contraction in the economy.

Currency

   The New Zealand dollar depreciated by 8.0% against the US Dollar over the three months to July 31, 1998. The currency was weighted down by weak economic fundamentals and briefly traded below US 49 cents before the combined intervention by the Bank of Japan and US Federal Reserve to support the Yen lifted the New Zealand dollar with it. The currency ended the period at US 51 cents. On the day of this report, the New Zealand dollar was trading at US 51 cents.

UNITED KINGDOM

Economy

   UK economic growth slowed over the past three months, undermined by the strong pound and high short-term interest rates. Annual headline inflation was at 3.7% in June and core inflation was 2.8%, a little above the Bank of England's inflation target. The Manager expects economic growth to moderate further, but residual inflationary pressure may lead the Bank of England to raise short-term interest rates a little higher.

Fixed Income

   The UK bond market rally slowed over the three months to July 31, 1998, amid concerns about tighter monetary policy. Ten-year yields fell from 5.83% to 5.77%. British yields remained attractive relative to bond yields available in major European markets.

Currency

   The Pound weakened against the US dollar over the period and was mixed against other major currencies, depreciating against the Deutschemark, but improving against the Yen. On July 31, 1998, the currency was trading at US$1.63. On the day of this report, the pound was trading at US$1.68.

SUMMARY OF KEY INTEREST RATES

   The following table compares interest rates in Commonwealth countries for various periods since the Fund commenced operations.

                               FEBRUARY 28, 1992
                                 (COMMENCEMENT
                                OF OPERATIONS)         JULY 31, 1997        APRIL 30, 1998         JULY 31, 1998
 AUSTRALIA:
   90-day Bank Bills                         7.49%                 4.85%                 4.97%                 5.15%
   10-yr Government Bonds                   10.14%                 6.34%                 5.77%                 5.57%
 CANADA:
   90-day Bank Bills                         7.15%                 3.24%                 4.80%                 4.97%
   10-yr Government Bonds                    8.33%                 5.77%                 5.38%                 5.46%
 NEW ZEALAND:
   90-day Bank Bills                         7.48%                 7.94%                 8.64%                 7.12%
   10-yr Government Bonds                    9.23%                 6.66%                 6.76%                 6.14%
 UNITED KINGDOM:
   90-day Bank Bills                        10.85%                 6.81%                 7.19%                 7.40%
   10-yr Government Bonds                    9.26%                 6.96%                 5.83%                 5.77%

Yield comparisons are direct and do not take into account currency exchange rates.

EQUITILINK INTERNATIONAL MANAGEMENT LIMITED

----------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
PORTFOLIO OF INVESTMENTS
JULY 31, 1998
(UNAUDITED)


------------------------------------------------
PRINCIPAL
 AMOUNT
 LOCAL
CURRENCY                                 VALUE
 (000)                DESCRIPTION        (US$)
------------------------------------------------

             LONG-TERM INVESTMENTS - 93.6%
             AUSTRALIA - 24.1%
             GOVERNMENT AND SEMI-GOVERNMENT
             BONDS - 16.10%
             COMMONWEALTH OF AUSTRALIA - 11.1%
             Commonwealth of Australia,
  A$   5,000  13.00%, 7/15/00.................    3,467,391
       1,500  12.00%, 11/15/01................    1,092,592
       1,000  9.75%, 3/15/02..................      694,570
       3,000  10.00%, 10/15/02................    2,136,129
       5,000  10.00%, 2/15/06.................    3,861,949
       2,600  10.00%, 10/15/07................    2,074,538
       2,000  8.75%, 8/15/08..................    1,505,709
       2,000  7.50%, 9/15/09..................    1,400,530
                                               ------------
                                                 16,233,408
                                               ------------
             NEW SOUTH WALES - 1.6%
             New South Wales Treasury
              Corporation,
       2,000  8.00%, 12/01/01.................    1,308,220
       1,500  7.00%, 4/01/04..................      970,339
                                               ------------
                                                  2,278,559
                                               ------------
             QUEENSLAND - 1.9%
             Queensland Treasury Corporation,
       2,000  8.00%, 5/14/03 (Global).........    1,337,939
       1,000  8.00%, 9/14/07..................      699,580
       1,000  8.00%, 9/14/07 (Global).........      700,871
                                               ------------
                                                  2,738,390
                                               ------------
             SOUTH AUSTRALIA - 0.5%
             South Australia Finance
              Authority,
       1,000  12.50%, 10/15/00................      695,546
                                               ------------
             VICTORIA - 0.5%
             Treasury Cor poration of
              Victoria,
       1,000  10.25%, 11/15/06................      783,180
                                               ------------
             WESTERN AUSTRALIA - 0.5%
             Wester n Australia Treasur y
              Corporation,
       1,000  10.00%, 7/15/05.................      754,231
                                               ------------
             Total Australian gover nment and
              semi-gover nment bonds (cost
              US$26,719,494)..................   23,483,314
                                               ------------

             CORPORATE BONDS - 3.2%
             SERVICES - 3.2%
             Australian and Overseas
              Telecommunications Corporation,
  A$   2,000  11.50%, 10/15/02................    1,467,366
       2,000  12.00%, 5/15/06.................    1,652,106
             First Australian National
              Mortgage
              Acceptance Cor poration,
              Ser ies 22,
       2,310  11.40%, 12/15/01................    1,582,984
                                               ------------
             Total Australian corporate bonds
              (cost US$5,196,349).............    4,702,456
                                               ------------
             EUROBONDS - 4.8%
             FINANCIAL SERVICES - 2.4%
             Credit Local de France,
       2,000  10.50%, 1/06/99.................    1,235,744
             Export Finance & Insurance
              Corporation,
       1,750  11.00%, 12/29/04................    1,336,006
             Ing Mercantile Mutual Bank Ltd.,
         500  7.125%, 3/13/02.................      314,622
             State Bank of New South Wales,
       1,000  10.50%, 4/30/99.................      627,728
                                               ------------
                                                  3,514,100
                                               ------------
             SEMI-GOVERNMENT - 0.7%
             South Australia Finance
              Author ity,
         500  12.50%, 5/08/01.................      353,665
             Treasury Cor poration of
              Victoria,
       1,000  9.00%, 6/27/05..................      712,638
                                               ------------
                                                  1,066,303
                                               ------------
             SERVICES - 0.7%
             State Electricity Commission of
              Victoria,
         972  9.25%, 7/27/99..................      610,151
         535  10.50%, 5/27/03.................      388,562
                                               ------------
                                                    998,713
                                               ------------
             SUPRANATIONAL - 1.0%
             Eurofima,
       2,000  9.875%, 1/17/07.................    1,519,283
                                               ------------
             Total Australian eurobonds
              (cost US$8,197,034).............    7,098,399
                                               ------------
             Total Australian long-term
              investments
              (cost US$40,112,877)............   35,284,169
                                               ------------

------------------------------------------------------------
 PRINCIPAL
   AMOUNT
   LOCAL
  CURRENCY                                         VALUE
   (000)                 DESCRIPTION               (US$)
------------------------------------------------------------


             CANADA - 28.1%
             GOVERNMENT, PROVINCIAL AND MUNICIPAL
             BONDS - 21.5%
             CANADA - 18.2%
             Canadian Government,
  C$   5,500  7.50%, 3/01/01..................    3,827,515
       6,000  8.50%, 4/01/02..................    4,377,754
       5,000  7.25%, 6/01/03..................    3,565,835
       4,000  8.75%, 12/01/05.................    3,174,675
       2,500  7.25%, 6/01/07..................    1,863,220
       8,000  10.25%, 3/15/14.................    7,902,310
       2,000  9.00%, 6/01/25..................    1,953,809
                                               ------------
                                                 26,665,118
                                               ------------
             AL BERTA - 0.6%
             City of Edmonton,
       1,000  9.625%, 2/13/12.................      895,009
                                               ------------
             BRITISH COLUMBIA - 1.1%
             Province of British Columbia,
       1,000  10.15%, 8/29/01.................      748,142
       1,000  9.50%, 1/09/12..................      891,890
                                               ------------
                                                  1,640,032
                                               ------------
             ONTARIO - 1.6%
             Province of Ontario,
       1,000  8.75%, 4/22/03..................      748,341
       2,000  7.50%, 2/07/24..................    1,604,393
                                               ------------
                                                  2,352,734
                                               ------------
             Total Canadian gover nment,
              provincial and municipal bonds
              (cost US$32,628,876)............   31,552,893
                                               ------------
             CORPORATE BONDS - 1.2%
             DIVERSIFIED INDUSTRIALS - 0.7%
             Bell Telephone Company of Canada,
         500  10.50%, 7/15/09.................      387,145
             Imperial Oil Ltd.,
       1,000  9.875%, 12/15/99................      699,960
                                               ------------
                                                  1,087,105
                                               ------------

             FINANCIAL SERVICES - 0.5%
             Bank of Nova Scotia,
  C$   1,000  10.35%, 7/19/01.................      744,890
                                               ------------
             Total Canadian cor porate bonds
              (cost US$2,184,922).............    1,831,995
                                               ------------
             EUROBONDS - 5.4%
             DIVERSIFIED INDUSTRIALS - 0.3%
             Procter & Gamble Company,
         500  10.875%, 8/15/01................      376,626
                                               ------------
             FINANCIAL SERVICES - 1.9%
             Credit Local de France,
       1,000  6.75%, 3/21/06..................      694,518
             Inter national Bank for
              Reconst r uction
              and Development,
       2,000  10.125%, 7/20/99................    1,382,758
             Rabobank Neder l and N.V.,
       1,000  9.00%, 12/22/00.................      709,284
                                               ------------
                                                  2,786,560
                                               ------------
             NATURAL RESOURCES - 1.3%
             Ontar io Hydro,
         500  8.50%, 5/26/25..................      446,576
             Quebec Hydro,
       1,500  7.00%, 6/01/04..................    1,053,225
             Tokyo Elect r ic Power Company,
         500  10.50%, 6/14/01.................      371,234
                                               ------------
                                                  1,871,035
                                               ------------
             PROVINCIAL AND MUNICIPAL - 0.8%
             Metropolitan Municipality of
              Toronto,
         750  9.625%, 5/14/02.................      561,828
             Ville de Montreal,
       1,000  6.375%, 2/15/01.................      671,954
                                               ------------
                                                  1,233,782
                                               ------------

------------------------------------------------------------
 PRINCIPAL
   AMOUNT
   LOCAL
  CURRENCY                                         VALUE
   (000)                 DESCRIPTION               (US$)
------------------------------------------------------------


             SUPRANATIONAL - 1.1%
             Bayerische Vereinsbank AG,
   C$    500  7.125%, 7/29/99.................      336,806
             Canada (Cayman),
         750  7.25%, 6/01/08..................      549,384
             Republic of Finland,
       1,000  9.00%, 12/31/98.................      672,345
                                               ------------
                                                  1,558,535
                                               ------------
             Total Canadian eurobonds
              (cost US$8,536,727).............    7,826,538
                                               ------------
             Total Canadian long-term
              investments
              (cost US$43,350,525)............   41,211,426
                                               ------------
             NEW ZEALAND - 8.9%
             GOVER NMENT BONDS - 4.7%
             Gover nment of New Zealand,
  NZ$  1,000  8.00%, 2/15/01..................      526,626
       5,000  8.00%, 4/15/04..................    2,745,015
       5,000  8.00%, 11/15/06.................    2,837,046
                                               ------------
                                                  6,108,687
                                               ------------
             Housing New Zealand,
       1,500  8.00%, 11/15/06.................      808,558
                                               ------------
             Total New Zealand gover nment
              bonds
              (cost US$8,311,473).............    6,917,245
                                               ------------
             CORPORATE BONDS - 1.2%
             DIVERSIFIED INDUSTRIALS - 1.0%
             Electricity Cor poration of
              New Zealand Ltd.,
       1,750  10.00%, 10/15/01................      956,749
       1,000  8.00%, 2/15/03..................      523,801
                                               ------------
                                                  1,480,550
                                               ------------
             FINANCIAL SERVICES - 0.2%
             Transpower Finance Ltd.,
         500  8.00%, 6/15/05..................      268,088
                                               ------------
             Total New Zealand corporate bonds
              (cost US$2,075,642).............    1,748,638
                                               ------------
             EUROBONDS - 3.0%
             FINANCIAL SERVICES - 1.4%
             Inter national Bank for
              Reconst ruction
              and Development,
       2,000  9.00%, 7/08/99..................    1,032,220
       1,000  7.00%, 9/18/00..................      507,679

             Primary Industry Bank of
              Australia Limited,
  NZ$  1,000  8.25%, 3/27/00..................      514,194
                                               ------------
                                                  2,054,093
                                               ------------
             GLOBAL - 1.2%
             Federal National Mortgage
              Association,
       3,500  7.00%, 9/26/00..................    1,777,322
                                               ------------
             SUPRANATIONAL - 0.4%
             European Investment Bank,
       1,000  9.00%, 7/16/99..................      516,008
                                               ------------
             Total New Zealand eurobonds
              (cost US$4,985,043).............    4,347,423
                                               ------------
             Total New Zealand long-term
              investments
              (cost US$15,372,158)............   13,013,306
                                               ------------
             UNITED KINGDOM - 32.5%
             GOVERNMENT BONDS - 18.4%
             United Kingdom Treasur y,
       1,250  8.00%, 12/07/00.................    2,094,382
         500  8.00%, 6/10/03..................      876,586
       1,500  6.75%, 11/26/04.................    2,545,588
       2,000  7.50%, 12/07/06.................    3,612,195
       4,000  8.50%, 7/16/07..................    7,721,762
       3,450  8.00%, 12/07/15.................    7,092,523
         750  8.00%, 6/07/21..................    1,606,798
         750  6.00%, 12/07/28.................    1,331,426
                                               ------------
             Total United Kingdom gover nment
              bonds
              (cost US$24,735,880)............   26,881,260
                                               ------------
             EUROBONDS - 14.1%
             DIVERSIFIED INDUSTRIALS - 2.9%
             Allied Domecq PLC,
       1,000  10.625%, 2/25/99................    1,652,805
             British Gas PLC,
       1,400  8.875%, 7/08/08.................    2,633,877
                                               ------------
                                                  4,286,682
                                               ------------
             FINANCIAL SERVICES - 7.1%
             Abbey National Treasury
              Services PLC,
       1,250  8.00%, 4/02/03..................    2,124,671
             Barclays Bank PLC,
       1,000  9.875%, 5/29/49.................    1,948,678
             Halifax Building Society,
       1,500  11.00%, 1/17/14.................    3,483,134

------------------------------------------------------------
 PRINCIPAL
   AMOUNT
   LOCAL
  CURRENCY                                         VALUE
   (000)                 DESCRIPTION               (US$)
------------------------------------------------------------


             Lloyds Bank PLC,
         500  7.375%, 3/11/04.................      837,625
             Prudential Finance B.V.,
       1,000  9.375%, 6/04/07.................    1,936,435
                                               ------------
                                                 10,330,543
                                               ------------
             NATURAL RESOURCES - 1.2%
             Thames Water Utilities
              Finance PLC,
       1,000  10.50%, 11/21/01................    1,779,316
                                               ------------
             SUPRANATIONAL - 2.9%
             Republic of Finland,
       1,000  8.00%, 4/07/03..................    1,711,979
       1,250  10.125%, 6/22/08................    2,593,986
                                               ------------
                                                  4,305,965
                                               ------------
             Total United Kingdom eurobonds
              (cost US$18,022,033)............   20,702,506
                                               ------------
             Total United Kingdom long-term
              investments
              (cost US$42,757,913)............   47,583,766
                                               ------------
             Total long-term investments
              (cost US$141,593,473)...........  137,092,667
                                               ------------
             SHOR T-TERM INVESTMENTS - 5.1%
             AUSTRALIA - 1.0%
             Banque Nat ionale de Par is Fixed
              Deposit,
              4.60%, 8/04/98
  A$   2,479  (cost US$1,503,526).............    1,503,526
                                               ------------

             CANADA - 2.3%
             State Street Bank and Trust
              Company Ti me Deposit,
              4.50%, 8/07/98
  C$   5,162  (cost US$3,434,993).............    3,425,875
                                               ------------
             NEW ZEALAND - 0.3%
             Bankers Trust New Zealand
              Limited Call Account,
   NZ$   807  8.25%, 8/04/98
              (cost US$426,635)...............      412,278
                                               ------------
             UNITED KINGDOM - 1.3%
             State Street Bank and Trust
              Company Fixed Deposit,
              7.375%, 8/06/98
       1,142  (cost US$1,875,240).............    1,864,503
                                               ------------
             UNITED STATES - 0.2%
   US$   340 Repurchase Agreement, State
              Street Bank and Trust
              Company, 5.35% dated
              7/31/98, due 8/03/98 in the
              amount of $340,152
              (cost $340,000;
              collateralized by $225,000
              U.S. Treasury Notes, 10.625%
              due 8/15/15; value
              $364,213).......................      340,000
                                               ------------
             Total shor t-term investments
              (cost US$7,580,394).............    7,546,182
                                               ------------
             TOTAL INVESTMENTS - 98.7%
              (cost US$149,173,867)...........  144,638,849
             Other assets in excess of
              liabilities - 1.3%..............    1,843,002
                                               ------------
             TOTAL NET ASSETS - 100.0%........ $146,481,851
                                               ------------
                                               ------------

DIRECTORS

Brian M. Sherman, Chairman
Sir Roden Cutler
David Lindsay Elsum
Rt. Hon. Malcolm Fraser
Laurence S. Freedman
Michael Gleeson-White
Michael R. Horsburgh
Roger C. Maddock
David Manor
William J. Potter
Peter D. Sacks
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith

OFFICERS
Laurence S. Freedman, President
Brian M. Sherman, Vice President
David Manor, Treasurer
Roy M. Randall, Secretary
Ouma Sananikone-Fletcher,
Assistant Vice President and
Chief Investment Officer
Barry G. Sechos, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

INVESTMENT MANAGER
EquitiLink International Management Limited
Union House, Union Street
St. Helier, Jersey, Channel Islands
INVESTMENT ADVISER
EquitiLink Australia Limited
Level 3, 190 George Street
Sydney, NSW 2000, Australia
CONSULTANT
Wood Gundy, Inc.
BCE Place, P.O. Box 500
Toronto, Ontario, MSJ 258
Canada
ADMINISTRATOR
Princeton Administrators, L.P.
Box 9095
Princeton, New Jersey 08543-9095
CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266
AUCTION AGENT
Chase Manhattan Bank, N.A.
55 Water Street
New York, New York 10041
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
LEGAL COUNSEL
Dechert Price & Rhoads
30 Rockefeller Plaza
New York, New York 10112
Stikeman Elliot
L40 Chifley Tower
Chifley Square
Sydney, NSW 2000, Australia

The shares of The First Commonwealth Fund, Inc. are traded on the New York Stock Exchange under the symbol 'FCO'. Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

   For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free:

                                 1-800-543-6217

  This report, including the financial information herein, is transmitted to the shareholders of The First Commonwealth Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance.

The First Commonwealth Fund, Inc.
Box 9095
Princeton, NJ 08543-9095
(609) 282-4600


THE FIRST
COMMONWEALTH
FUND, INC.
---------------------------------------------

QUARTERLY REPORT
JULY 31, 1998


    HIGHLIGHTS OF THIS
         REPORT
 O AVERAGE NAV RETURN
   7.6% PER ANNUM SINCE
  INCEPTION*
 O 8.9% CASH DISTRIBUTION
   RATE FOR THE YEAR TO
  JULY 31, 1998
 O 95% OF THE FUND'S
   ASSETS ARE INVESTED IN
  SECURITIES RATED
   'AA'/'AA' OR BETTER
 O FUND HOLDS SPREAD OF
   HIGH QUALITY BONDS
  ACROSS AUSTRALIA, NEW
   ZEALAND, CANADA AND
  UNITED KINGDOM

  * ASSUMING REINVESTMENT
   OF DISTRIBUTIONS